                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 of our report dated February 13, 1995 relating to the financial statements of SMA Life Assurance Company which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Price Waterhouse LLP


Price Waterhouse LLP
Boston, Massachusetts
October 27, 1995